UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 August 11, 2005

                              ENHANCE BIOTECH, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                              000-31653 95-4766094
           (Commission File Number) (IRS Employer Identification No.)

                           631 United Drive, Suite 200
                          Durham, North Carolina 27713
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (919) 806-1806

                                       N/A
          (Former name or former address, if changed since last report)

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SECTION 4. MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS.

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      (a)(1) (i) By letter to the Chairman of the Registrant's Audit Committee dated August 11, 2005, Cacciamatta Accountancy Corporation ("Cacciamatta") resigned as the Registrant's independent registered public accounting firm.

             (ii) Cacciamatta served as the Registrant's independent registered public accounting firm from June 4, 2004. During that period, the Registrant acquired Ardent Pharmaceuticals, Inc. ("Ardent") and subsequent to that acquisition Cacciamatta audited the financial statements of Ardent for Ardent's fiscal year ended December 31, 2004. Cacciamatta also audited the financial statements of the Registrant for its fiscal year ended January 31, 2004, and for the eleven month period ended December 31, 2004. The financial statements of both Ardent and the Registrant were prepared assuming that Ardent and the Registrant, respectively, each would continue as a going concern. Note 1 to the financial statements of each of Ardent and the Registrant discussed certain factors that raise substantial doubt about the ability of Ardent or the Registrant, respectively, to continue as a going concern. In the case of Ardent, those factors were its accumulated deficit, negative working capital and liabilities exceeding its assets. In the case of the Registrant, those factors were its operating losses. The plans of management of Ardent and of the Registrant, respectively, regarding the applicable uncertainty were also described in Note 1 to their respective financial statements. The financial statements did not include any adjustments that might result from the outcome of that uncertainty. Cacciamatta's report on the financial statements did not contain any adverse opinion or disclaimer of opinion, or any other modification as to uncertainty, audit scope, or accounting principles.

             (iii) The change in accountants was not the result of any decision by the Registrant's Board of Directors or Audit Committee, but was the result of Cacciamatta's resignation.

             (iv)(A) There were no disagreements with Cacciamatta on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Cacciamatta's satisfaction, would have caused Cacciamatta to make reference to the subject matter of the disagreements in connection with its reports.

             (B) During the Registrant's two most recent fiscal years and the subsequent interim period from January 1, 2005 through August 11, 2005, no events referred to in Item 304(a)(1)(iv)(B) of Regulation S-B occurred.

      (3) The Registrant has provided Cacciamatta with a copy of the foregoing disclosures and has requested Cacciamatta to furnish a letter addressed to the Securities and Exchange Commission ("Commission") stating whether it agrees with the above statements. A copy of Cacciamatta's letter to the Commission, dated August 25, 2005, is filed as Exhibit 16.1 hereto.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

16.1 Letter from Cacciamatta Accountancy Corporation to the Securities and Exchange Commission dated August 25, 2005

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ENHANCE BIOTECH, INC.
                                       A Delaware corporation
                                       (Registrant)

                                       Date:   August 25, 2005

                                       By:     /s/ Christopher Every
                                               ---------------------------------
                                               Christopher Every
                                               Chief Executive Officer

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                                 Exhibit Index

16.1 Letter from Cacciamatta Accountancy Corporation to the Securities and Exchange Commission dated August 25, 2005